UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2022

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.
Granite Construction Incorporated (the “Company,” “Granite,” “our,” or “we”) previously announced that its Water and Mineral Services operating group will be presented as discontinued operations and that its reportable segments and operating groups have changed. These changes will be presented in Granite’s 2021 Annual Report on Form 10-K and prior periods will be revised.
For investors who may want to consider the effects of the above noted changes in advance of the announcement of 2021 year-end results, Granite is furnishing certain unaudited summarized financial information in the tables below. These tables provide investors with historical segment financial information and disaggregated revenue data for our new operating groups that align with the new reportable segment structure for each of the previously reported fiscal years ended 2020 and 2019 and the previously reported quarters in fiscal years 2021 and 2020. Information on segment assets and related depreciation, depletion and amortization will be presented in the respective reports on Form 10-K and Form 10-Q beginning with the Form 10-K for the year ended December 31, 2021.
This information does not restate Granite’s previously reported consolidated financial statements for any period. It does not change Granite’s previously reported consolidated total assets, liabilities or shareholders’ equity or its reported consolidated net income or earnings per share, nor does it reflect any subsequent information or events, other than as required to reflect the change in reportable segments, the change in operating groups and disclosure of discontinued operations as described above. The updated information should be read in conjunction with our previously filed reports on Form 10-K and Form 10-Q.
The information set forth herein is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall the information be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.
Overview of New Reportable Segments
Construction
This segment focuses on construction and rehabilitation of roads, pavement preservation, bridges, rail lines, airports, marine ports, dams, reservoirs, aqueduct, infrastructure and site development for use by the general public and water-related construction. It also provides construction of various complex projects including infrastructure / site development, public safety, tunnel and power projects.
Materials
This segment focuses on production of aggregates and asphalt for internal use and for sale to third parties.

The following tables present unaudited summarized segment information for each of the previously reported 2021 and 2020 quarterly periods and the years ended 2020 and 2019:

Prior Segments	New Segments
Three Months Ended September 30, 2021	Construction	Materials	Total
Revenue
Transportation	$568,186	$—	$568,186
Water	18,463	—	18,463
Specialty	206,773	—	206,773
Materials	—	132,432	132,432
Total revenue from continuing operations	$793,422	$132,432	$925,854
Total revenue from discontinued operations	$131,032	$5,243	$136,275
Cost of revenue
Transportation	$509,683	$—	$509,683
Water	22,805	—	22,805
Specialty	178,751	—	178,751
Materials	—	112,655	112,655
Total cost of revenue from continuing operations	$711,239	$112,655	$823,894
Total cost of revenue from discontinued operations	$113,978	$4,322	$118,300
Gross profit (loss)
Transportation	$58,503	$—	$58,503
Water	(4,342)	—	(4,342)
Specialty	28,022	—	28,022
Materials	—	19,777	19,777
Gross profit from continuing operations	$82,183	$19,777	$101,960
Gross profit from discontinued operations	$17,054	$921	$17,975
Gross margin
Transportation	10.3%	—%	10.3%
Water	(23.5)	—	(23.5)
Specialty	13.6	—	13.6
Materials	—	14.9	14.9
Gross margin from continuing operations	10.4%	14.9%	11.0%
Gross margin from discontinued operations	13.0%	17.6%	13.2%

Prior Segments	New Segments
Three Months Ended September 30, 2020	Construction	Materials	Total
Revenue
Transportation	$623,999	$—	$623,999
Water	21,268	—	21,268
Specialty	185,919	—	185,919
Materials	—	124,575	124,575
Total revenue from continuing operations	$831,186	$124,575	$955,761
Total revenue from discontinued operations	$104,546	$4,882	$109,428
Cost of revenue
Transportation	$569,677	$—	$569,677
Water	20,478	—	20,478
Specialty	152,838	—	152,838
Materials	—	99,753	99,753
Total cost of revenue from continuing operations	$742,993	$99,753	$842,746
Total cost of revenue from discontinued operations	$92,568	$3,878	$96,446
Gross profit
Transportation	$54,322	$—	$54,322
Water	790	—	790
Specialty	33,081	—	33,081
Materials	—	24,822	24,822
Gross profit from continuing operations	$88,193	$24,822	$113,015
Gross profit from discontinued operations	$11,978	$1,004	$12,982
Gross margin
Transportation	8.7%	—%	8.7%
Water	3.7	—	3.7
Specialty	17.8	—	17.8
Materials	—	19.9	19.9
Gross margin from continuing operations	10.6%	19.9%	11.8%
Gross margin from discontinued operations	11.5%	20.6%	11.9%

Prior Segments	New Segments
Three Months Ended June 30, 2021	Construction	Materials	Total
Revenue
Transportation	$525,235	$—	$525,235
Water	14,709	—	14,709
Specialty	173,481	—	173,481
Materials	—	121,246	121,246
Total revenue from continuing operations	$713,425	$121,246	$834,671
Total revenue from discontinued operations	$125,513	$3,988	$129,501
Cost of revenue
Transportation	$465,718	$—	$465,718
Water	19,024	—	19,024
Specialty	152,416	—	152,416
Materials	—	99,281	99,281
Total cost of revenue from continuing operations	$637,158	$99,281	$736,439
Total cost of revenue from discontinued operations	$107,331	$3,456	$110,787
Gross profit (loss)
Transportation	$59,517	$—	$59,517
Water	(4,315)	—	(4,315)
Specialty	21,065	—	21,065
Materials	—	21,965	21,965
Gross profit from continuing operations	$76,267	$21,965	$98,232
Gross profit from discontinued operations	$18,182	$532	$18,714
Gross margin
Transportation	11.3%	—%	11.3%
Water	(29.3)	—	(29.3)
Specialty	12.1	—	12.1
Materials	—	18.1	18.1
Gross margin from continuing operations	10.7%	18.1%	11.8%
Gross margin from discontinued operations	14.5%	13.3%	14.5%

Prior Segments	New Segments
Three Months Ended June 30, 2020	Construction	Materials	Total
Revenue
Transportation	$535,101	$—	$535,101
Water	22,370	—	22,370
Specialty	161,481	—	161,481
Materials	—	92,914	92,914
Total revenue from continuing operations	$718,952	$92,914	$811,866
Total revenue from discontinued operations	$100,787	$3,118	$103,905
Cost of revenue
Transportation	$503,904	$—	$503,904
Water	19,514	—	19,514
Specialty	133,521	—	133,521
Materials	—	73,879	73,879
Total cost of revenue from continuing operations	$656,939	$73,879	$730,818
Total cost of revenue from discontinued operations	$93,744	$2,866	$96,610
Gross profit
Transportation	$31,197	$—	$31,197
Water	2,856	—	2,856
Specialty	27,960	—	27,960
Materials	—	19,035	19,035
Gross profit from continuing operations	$62,013	$19,035	$81,048
Gross profit from discontinued operations	$7,043	$252	$7,295
Gross margin
Transportation	5.8%	—%	5.8%
Water	12.8	—	12.8
Specialty	17.3	—	17.3
Materials	—	20.5	20.5
Gross margin from continuing operations	8.6%	20.5%	10.0%
Gross margin from discontinued operations	7.0%	8.1%	7.0%

Prior Segments	New Segments
Three Months Ended March 31, 2021	Construction	Materials	Total
Revenue
Transportation	$351,029	$—	$351,029
Water	19,905	—	19,905
Specialty	136,037	—	136,037
Materials	—	59,361	59,361
Total revenue from continuing operations	$506,971	$59,361	$566,332
Total revenue from discontinued operations	$99,485	$4,096	$103,581
Cost of revenue
Transportation	$315,163	$—	$315,163
Water	20,516	—	20,516
Specialty	118,523	—	118,523
Materials	—	58,418	58,418
Total cost of revenue from continuing operations	$454,202	$58,418	$512,620
Total cost of revenue from discontinued operations	$90,497	$3,478	$93,975
Gross profit (loss)
Transportation	$35,866	$—	$35,866
Water	(611)	—	(611)
Specialty	17,514	—	17,514
Materials	—	943	943
Gross profit from continuing operations	$52,769	$943	$53,712
Gross profit from discontinued operations	$8,988	$618	$9,606
Gross margin
Transportation	10.2%	—%	10.2%
Water	(3.1)	—	(3.1)
Specialty	12.9	—	12.9
Materials	—	1.6	1.6
Gross margin from continuing operations	10.4%	1.6%	9.5%
Gross margin from discontinued operations	9.0%	15.1%	9.3%

Prior Segments	New Segments
Three Months Ended March 31, 2020	Construction	Materials	Total
Revenue
Transportation	$350,901	$—	$350,901
Water	14,652	—	14,652
Specialty	117,589	—	117,589
Materials	—	47,720	47,720
Total revenue from continuing operations	$483,142	$47,720	$530,862
Total revenue from discontinued operations	$102,455	$2,610	$105,065
Cost of revenue
Transportation	$325,532	$—	$325,532
Water	14,154	—	14,154
Specialty	125,774	—	125,774
Materials	—	48,131	48,131
Total cost of revenue from continuing operations	$465,460	$48,131	$513,591
Total cost of revenue from discontinued operations	$96,140	$2,397	$98,537
Gross profit (loss)
Transportation	$25,369	$—	$25,369
Water	498	—	498
Specialty	(8,185)	—	(8,185)
Materials	—	(411)	(411)
Gross profit (loss) from continuing operations	$17,682	$(411)	$17,271
Gross profit from discontinued operations	$6,315	$213	$6,528
Gross margin
Transportation	7.2%	—%	7.2%
Water	3.4	—	3.4
Specialty	(7.0)	—	(7.0)
Materials	—	(0.9)	(0.9)
Gross margin from continuing operations	3.7%	(0.9)%	3.3%
Gross margin from discontinued operations	6.2%	8.2%	6.2%

Prior Segments	New Segments
Three Months Ended December 31, 2020	Construction	Materials	Total
Revenue
Transportation	$507,988	$—	$507,988
Water	33,043	—	33,043
Specialty	189,783	—	189,783
Materials	—	99,576	99,576
Total revenue from continuing operations	$730,814	$99,576	$830,390
Total revenue from discontinued operations	$109,815	$5,367	$115,182
Cost of revenue
Transportation	$485,128	$—	$485,128
Water	23,751	—	23,751
Specialty	148,379	—	148,379
Materials	—	79,813	79,813
Total cost of revenue from continuing operations	$657,258	$79,813	$737,071
Total cost of revenue from discontinued operations	$96,426	$5,426	$101,852
Gross profit
Transportation	$22,860	$—	$22,860
Water	9,292	—	9,292
Specialty	41,404	—	41,404
Materials	—	19,763	19,763
Gross profit from continuing operations	$73,556	$19,763	$93,319
Gross profit (loss) from discontinued operations	$13,389	$(59)	$13,330
Gross margin
Transportation	4.5%	—%	4.5%
Water	28.1	—	28.1
Specialty	21.8	—	21.8
Materials	—	19.8	19.8
Gross margin from continuing operations	10.1%	19.8%	11.2%
Gross margin from discontinued operations	12.2%	(1.1)%	11.6%

Prior Segments	New Segments
Year Ended December 31, 2020	Construction	Materials	Total
Revenue
Transportation	$2,017,989	$—	$2,017,989
Water	91,333	—	91,333
Specialty	654,772	—	654,772
Materials	—	364,785	364,785
Total revenue from continuing operations	$2,764,094	$364,785	$3,128,879
Total revenue from discontinued operations	$417,603	$15,977	$433,580
Cost of revenue
Transportation	$1,884,241	$—	$1,884,241
Water	77,897	—	77,897
Specialty	560,512	—	560,512
Materials	—	301,576	301,576
Total cost of revenue from continuing operations	$2,522,650	$301,576	$2,824,226
Total cost of revenue from discontinued operations	$378,878	$14,567	$393,445
Gross profit
Transportation	$133,748	$—	$133,748
Water	13,436	—	13,436
Specialty	94,260	—	94,260
Materials	—	63,209	63,209
Gross profit from continuing operations	$241,444	$63,209	$304,653
Gross profit from discontinued operations	$38,725	$1,410	$40,135
Gross margin
Transportation	6.6%	—%	6.6%
Water	14.7	—	14.7
Specialty	14.4	—	14.4
Materials	—	17.3	17.3
Gross margin from continuing operations	8.7%	17.3%	9.7%
Gross margin from discontinued operations	9.3%	8.8%	9.3%

Prior Segments	New Segments
Year Ended December 31, 2019	Construction	Materials	Total
Revenue
Transportation	$1,892,149	$—	$1,892,149
Water	45,394	—	45,394
Specialty	638,248	—	638,248
Materials	—	339,086	339,086
Total revenue from continuing operations	$2,575,791	$339,086	$2,914,877
Total revenue from discontinued operations	$512,625	$18,104	$530,729
Cost of revenue
Transportation	$1,837,148	$—	$1,837,148
Water	43,029	—	43,029
Specialty	549,142	—	549,142
Materials	—	295,773	295,773
Total cost of revenue from continuing operations	$2,429,319	$295,773	$2,725,092
Total cost of revenue from discontinued operations	$487,601	$11,235	$498,836
Gross profit
Transportation	$55,001	$—	$55,001
Water	2,365	—	2,365
Specialty	89,106	—	89,106
Materials	—	43,313	43,313
Gross profit from continuing operations	$146,472	$43,313	$189,785
Gross profit from discontinued operations	$25,024	$6,869	$31,893
Gross margin
Transportation	2.9%	—%	2.9%
Water	5.2	—	5.2
Specialty	14.0	—	14.0
Materials	—	12.8	12.8
Gross margin from continuing operations	5.7%	12.8%	6.5%
Gross margin from discontinued operations	4.9%	37.9%	6.0%

The following tables present unaudited disaggregated revenue for our new operating groups for each of the previously reported 2021 and 2020 quarterly periods and the years ended 2020 and 2019:

Three Months Ended September 30, 2021	Construction	Materials	Total
California	$243,740	$76,029	$319,769
Central	296,505	5,640	302,145
Mountain	253,177	50,763	303,940
Total from continuing operations	$793,422	$132,432	$925,854
Total from discontinued operations	$131,032	$5,243	$136,275

Three Months Ended September 30, 2020	Construction	Materials	Total
California	$287,213	$75,901	$363,114
Central	292,340	5,332	297,672
Mountain	251,633	43,342	294,975
Total from continuing operations	$831,186	$124,575	$955,761
Total from discontinued operations	$104,546	$4,882	$109,428

Three Months Ended June 30, 2021	Construction	Materials	Total
California	$228,631	$70,490	$299,121
Central	287,994	10,720	298,714
Mountain	196,800	40,036	236,836
Total from continuing operations	$713,425	$121,246	$834,671
Total from discontinued operations	$125,513	$3,988	$129,501

Three Months Ended June 30, 2020	Construction	Materials	Total
California	$212,689	$52,230	$264,919
Central	319,369	6,921	326,290
Mountain	186,894	33,763	220,657
Total from continuing operations	$718,952	$92,914	$811,866
Total from discontinued operations	$100,787	$3,118	$103,905

Three Months Ended March 31, 2021	Construction	Materials	Total
California	$159,266	$41,956	$201,222
Central	253,293	8,380	261,673
Mountain	94,412	9,025	103,437
Total from continuing operations	$506,971	$59,361	$566,332
Total from discontinued operations	$99,485	$4,096	$103,581

Three Months Ended March 31, 2020	Construction	Materials	Total
California	$140,753	$33,267	$174,020
Central	254,333	5,884	260,217
Mountain	88,056	8,569	96,625
Total from continuing operations	$483,142	$47,720	$530,862
Total from discontinued operations	$102,455	$2,610	$105,065

Three Months Ended December 31, 2020	Construction	Materials	Total
California	$287,538	$60,623	$348,161
Central	279,683	7,044	286,727
Mountain	163,593	31,909	195,502
Total from continuing operations	$730,814	$99,576	$830,390
Total from discontinued operations	$109,815	$5,367	$115,182

Year Ended December 31, 2020	Construction	Materials	Total
California	$928,193	$222,021	$1,150,214
Central	1,145,725	25,181	1,170,906
Mountain	690,176	117,583	807,759
Total from continuing operations	$2,764,094	$364,785	$3,128,879
Total from discontinued operations	$417,603	$15,977	$433,580

Year Ended December 31, 2019	Construction	Materials	Total
California	$787,259	$198,465	$985,724
Central	1,056,385	23,830	1,080,215
Mountain	732,147	116,791	848,938
Total from continuing operations	$2,575,791	$339,086	$2,914,877
Total from discontinued operations	$512,625	$18,104	$530,729

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ Elizabeth L. Curtis
Elizabeth L. Curtis
Executive Vice President and Chief Financial Officer

Date: February 14, 2022